UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 1, 2006

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

      In consideration of the decision by Messrs. Cobb and McKenzie to resign as Board members before the expiration of their respective terms, as part of the CVPS Board reorganization, the Board unanimously voted on March 1, 2006 to grant stock to replace the value of CVPS stock options held by the departing directors. Their existing stock option agreements would have required them to exercise their stock options, if at all, within ninety (90) days following their departure from the Board as more particularly described in Exhibit 99.1 attached hereto and incorporated herein by reference.

      See "Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" below.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Central Vermont Public Service (NYSE-CV) today announced details of its plans for restructuring its Board of Directors, in a continuing effort to implement the financial restoration plan announced earlier by the company. The restructuring plan will be discussed at the annual meeting of shareholders on Tuesday, May 2, 2006 at 10:00 a.m. at the Paramount Theatre in Rutland Vermont.

      To maximize board continuity and leadership, the restructuring will occur gradually and incrementally, though some changes will be immediate. Beginning this year, the Board will reduce each Director's pay by 10.5 percent. The company plans to reduce the size of the board starting next year, but will initially grow by one seat this year, to 12 members with stronger Vermont roots.

      By increasing the size of the Board to 12, the Board is creating an open Board seat that must be filled at the annual meeting of shareholders in May. The seat will be added to the class of directors whose term expires in May of 2007.

Changes to Class of 2007

      The Board agreed to nominate William J. Stenger (57) of Newport, Vermont to fill the open seat created by the Board action. Mr. Stenger is President and Chief Operating Officer of Jay Peak Resort and is the current Chair of the Vermont Ski Areas Association and the Lake Champlain Chamber of Commerce. The Board determined that Mr. Stenger meets the Board's independence criteria.

      Mr. Bertrand of Naples, Florida and a former long-time resident of Vermont, has a current term that expires in May of 2006. He turns age 70 in August. Under the company's bylaws, Mr. Bertrand is required to retire from the Board by May of 2007. Consequently, Mr. Bertrand will not stand as a nominee for re-election to a three-year term at the annual meeting of shareholders. The Board, however, asked him to stay on for another year. Mr. Bertrand has been a Board member since 1984. He also currently serves as Chair of the Board's Executive Committee. Mr. Bertrand agreed to serve another year but said he does not plan to run for re-election as Board Chair. The CV Board will select the next Board chair at its annual meeting on May 2nd, immediately after the annual meeting of shareholders.

      In a second move relating to the Class of 2007, Board member Timothy S. Cobb of South Carolina has resigned his position as a Board member. Mr. Cobb has been a Board member since 2000. He currently serves as Chair of the Board's Compensation Committee. In accepting his resignation on Wednesday, the Board commended Mr. Cobb for his service. His resignation will become effective at noon on May 2, 2006. Subject to a Board vote on that date, the Board agreed to appoint Mr. Bertrand to fill out the remainder of Mr. Cobb's term, which expires in 2007.

Changes in Class of 2008

      In a third move, Board member George MacKenzie Jr. of Pennsylvania has also resigned his position as a Board member. Mr. MacKenzie has been a Board member since 2001. He currently serves on the Corporate Governance Committee and the Audit Committee. He is a designated "audit committee financial expert" under NYSE and related securities law rules. In accepting his resignation, the Board also commended Mr. MacKenzie for his service. His resignation will become effective at noon on May 2, 2006.

      Subject to a Board vote in May, the Board agreed to appoint Douglas J. Wacek, CPA to fill out the remainder of Mr. MacKenzie's term, which expires in 2008. The Board determined that Mr. Wacek meets the Board's independence criteria and can be a designated "audit committee financial expert" under the same NYSE and related securities law rules. Mr. Wacek (54) is a resident of Burlington, Vermont. He is President and Chief Executive Officer of the Union Mutual Insurance Group in Montpelier, Vermont. He also serves on the Board of the Vermont Business Roundtable and the Vermont Institute for Government Effectiveness.

Proposed Class of 2009

      Subject to a vote at the annual meeting of shareholders in May, the Board nominated the following individuals for a three-year terms expiring in 2009:

      Mary Alice McKenzie
      Robert L. Barnett
      Robert G. Clarke
      William R. Sayre

      Ms. McKenzie and Messrs. Barnett and Clarke have been directors since 1992, 1996, and 1997 respectively. The fourth candidate, William R. Sayre, is a new nominee. The Board determined that Mr. Sayre meets the Board's independence criteria and can also be a designated an "audit committee financial expert" under NYSE and related securities rules. Mr. Sayre (55) is a resident of Bristol, Vermont. He is President of Duncan Hermanson Corporation, a real estate investment company and part owner of the A. Johnson Company. He is the current Chair of the Associated Industries of Vermont Environmental Issues Task Force. He also serves on the Governor's Council of Economic Advisors, the Addison County Regional Planning Commission, and the Bristol Planning Commission.

      See also Item 9.01. Financial Statements and Exhibits (Central Vermont's news release dated March 6, 2006).

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Resolutions as approved by the Company's Board of Directors March 1, 2006.
99.2	Central Vermont's news release dated March 6, 2006.
SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President for Legal and Public Affairs and Corporate Secretary

March 6, 2006
EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1	Resolutions as approved by the Company's Board of Directors March 1, 2006.
99.2	Central Vermont's news release dated March 6, 2006.